Supplement to the Prospectus
                          dated September 12, 2006 for
                          The Industry Leaders(R) Fund

                The date of the Supplement is September 28, 2006

On September 27, 2006, the Board of Trustees of the Industry Leaders(R) Fund approved several changes, as described below.

Subject to the approval of the shareholders of the Fund, the Fund's Board of Trustees approved a new investment advisory agreement between the Adviser and the Fund ("Proposed Advisory Agreement"), pursuant to which the Adviser would be entitled to receive a fee calculated at an annual rate of 0.45% of the average daily net assets of the Fund. Additionally, certain provisions of the Proposed Advisory Agreement have been modified to more accurately reflect the distinction between the investment advisory services provided by Claremont Investment Partners, LLC ("Claremont") and the administrative services for which Claremont is also responsible under the terms of a separate administrative services agreement between the Fund and Claremont. The Board has also approved, subject to the approval of the shareholders of the Fund, the adoption of a plan of distribution designed to satisfy the requirements of Rule 12b-1 under the investment Company Act of 1940 ("Distribution Plan"). Under the Plan, Claremont will be permitted to engage in distribution activities on the Fund's behalf but will NOT be entitled to receive any compensation from the Fund other than fees to which it may be otherwise entitled for the investment advisory and administration services it provides to the Fund. At its meeting, the Board further approved changes to the administration fee payable to Claremont. Effective October 26, 2006, the Fund's administration fees will be: 0.38% for Class I; and 0.13% for Class L.

Shareholders will be asked to approve the Proposed Advisory Agreement and the Distribution Plan at a Special Meeting of the Shareholders of the Trust to be held on or about October 25, 2006. It is anticipated that as of September 29, 2006 (the "Record Date"), over 80% of the shares of The Industry Leaders Fund will be held, beneficially or of record, by officers of the Fund and the Adviser or members of their immediate families, and, for this reason, the Fund's management believes that each of the proposals will be approved at that Time.

Expenses of the Fund. Assuming that the foregoing proposals are implemented as anticipated, the following tables will replace the tables under "Expenses of the Fund" on page 4 of the prospectus:

This table describes the expenses that you may pay if you buy and hold Shares of the Fund.

                         Annual Fund Operating Expenses
                  (Expenses that are deducted from Fund assets)

      --------------------------------------------------------------------------
                                                  Class I           Class L
                                                  -------           -------

      Management Fees                              0.45%             0.45%
      Other Expenses                               0.38%(1)          0.13%(1)
      Total Portfolio Operating Expenses           0.83%             0.58%
      --------------------------------------------------------------------------

      (1) "Other Expenses" reflects the Administration Fee, which covers all expenses of the Fund other than the Advisory Fee.

Example. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses described in Table II, above and assuming: (1) 5% annual return; and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Fund's operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

                 ----------------------------------------------
                                     Class I        Class L
                                     -------        -------

                 1 year                 $85            $59
                 3 years               $265           $186
                 5 years               $461           $324
                 10 years             $1028           $728
                 ----------------------------------------------

Additional Information on the Purchase and Sale of Fund Shares. The Fund has authorized one or more brokers to receive purchase and redemption orders on its behalf. Such brokers are also authorized to designate other intermediaries to receive purchase and redemption orders on the fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at the fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Fund. If you place your purchase order through a broker or agent, that broker or agent may charge you a transaction fee. If you place your redemption order through a broker or agent, that broker or agent may charge you a transaction fee.

The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available as well as to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The annual report contains additional performance information and will be made available to investors upon request and without charge.